Investor Presentation Delek Logistics Partners May 2021 Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; the attainment of certain regulatory benefits; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, i ncluding uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long -haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to r isks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek adjusted to add back interest expense, income tax expense, depreciation and amortization; • Distributable cash flow - calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash; and • Basic gross margin- calculated as net revenues less cost of materials and other. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial resul ts and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward- looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Investment Overview

Overview (NYSE: DKL)	• Current Distribution: $0.92/LP unit qtr.; $3.68/LP unit annualized [1]; ~9% current yield [2] • On-track to deliver 5% distribution growth in 2021 over 2020 levels • MVC's underpin ~67% of gross margins providing stability
1Q21 Highlights	• Net Income of $36.3 million, Net cash from operating activities $61.7 million • Distributable Cash Flow $52.5 million; DCF coverage ratio 1.31x [3] • EBITDA of $58.7 million[3] increased 21% year-over-year • Quarterly distribution increased by 3.4% year-over-year
Balance Sheet	• $112.5 million unused credit facility plus $13.4 million of cash at March 31, 2021 • Leverage ratio ~3.66x[4] as of March 31, 2021 (Achieved target of below 4.0x for YE20) • Strategic focus on organic projects, supporting coverage and reducing leverage

Growth Provided by Red River and Business Initiatives	• Red River joint venture with Plains completed pipeline expansion in second half 2020
	    • Expected annualized EBITDA of $20.0 to $25.0 million post-expansion
	    • Supports additional crude flexibility in the Delek US refining system
	• Slurry Blending- Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies
	• Jefferson Energy Agreement expands Paline pipeline's reach and visibility in supply

Dropdowns of Big Spring Gathering and Trucking Assets	• DK dropped Big Spring Gathering System on March 31, 2020
	    • Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL
	• DK dropped trucking assets to DKL effective May 1, 2020
	    • Expected $8-9 million Annual EBITDA underpinned by Minimum Revenue Contracts DK to DKL

(1) Annualized distribution based on quarterly distribution for quarter ended March 31, 2021 paid on May 14, 2021 to unitholders of record on May 10, 2021.
(2) Pricing as of 5/14/2021.
(3) For reconciliation to U.S. GAAP please refer to pages 23 for distributable cash flow ("DCF") coverage ratio.
(4) Leverage ratio based on last 12 months ("LTM") EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on form 8-k for each respective period.

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4 Simplified Organizational Structure 20% interest (8.7 million units) Limited partner-common 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 80% interest (34.7 million units) Limited partner-common Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) • General partner (GP) converted to non-economic interest • Transaction: 14 million newly issued DKL common limited partner units and $45 million in 3Q20 Non-economic ownership interest

Delek US – A Growth Oriented, Financially Strong Partner



Source 207,000 bpd from Permian Basin
• Growing gathering system
• Wink to Webster JV Crude oil Pipeline
Cushing optionality: 100mbbl/d
CUSHING
WOODFORD BASIN
ALBUQUERQUE
PERMIAN BASIN
WICHITA FALLS
LUBBOCK
BASIN
BIG SPRING
DALLAS
RIO
TUCSON
EL PASO
WEST TEXAS GULF
Wink to Webster
TYLER
SAN ANGELO
AMDEL
RED RIVER
PALINE
MILLENNIUM
LITTLE ROCK
EL DORADO
CADDO
LOLA
KROTZ SPRINGS
MEMPHIS
MID VALLEY
NASHVILLE
BRENTWOOD
ST JAMES
NEW ORLEANS
BEAUMONT
FREEPORT
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil optionality through Red River expansion

Logistics [1]

- 10 terminals
- Approximately 1,550 miles of pipeline
- 10.2 million bbls of storage capacity
- West Texas wholesale
- JV crude oil pipelines: RIO / Caddo/ Red River
- Own ~80% of DKL

Asphalt

6 asphalt terminals located in:

1) El Dorado, AR
2) Muskogee, OK
3) Memphis, TN
4) Big Spring, TX
5) Henderson, TX
6) Richmond Beach, WA

Retail

- Approximately 253 stores
- Southwest US locations
- West Texas wholesale marketing business

Renewables

Approximately 40m gallons Biodiesel production capacity:

1) Crossett, AR
2) Cleburne, TX
3) New Albany, MS

1) Consists of ownership in Delek Logistics.

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Delek Logistics Partners, LP Overview

7 Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels of active shell capacity • Rail offloading facility Pipelines/Transportation Segment • Wholesale and marketing business in west Texas • 10 light product terminals in TX, TN, AR • Approx. 1.4 million barrels of active shell capacity Wholesale/Terminalling Segment (1) Includes approximately 240 miles of leased pipeline capacity.

Delek Permian Gathering East System 8 DPG East SystemEquipment Lease Automatic Custody Transfer Units (LACTS) 45 Installations Pipeline 60 miles Tanks (bbl) 2 (50M, 300M)

Delek Permian Gathering West System 9 DPG West System Equipment Lease Automatic Custody Transfer Units (LACTS) 6 Installations Pipeline 70 miles Tanks (bbl) 1 (50M)

10 Multi-Year Contracts with Firm Commitments / MVCs Contract Highlights • The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take- or-pay commitments • Initial term of 5 years, maximum term of 15 years (2) • Crude oil transportation throughput of 74 MBbl/d in 2020, supported by a MVC of 46 MBbl/d (3) • Refined products transportation throughput of 53 MBbl/d in 2020, supported by a MVC of 40 MBbl/d (3) • Crude oil gathering throughput of 13 MBbl/d in 2020, supported by a MVC of 14 MBbl/d • East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50 MBbl/d • Big Spring marketing agreement: contractual agreement with DK with MVC of 65 MBbl/d $ 4 3 $ 4 3 $ 4 3 $ 4 4 $ 4 2 $ 5 2 $ 5 2 $ 5 3 $ 4 8 $2 $7 $8 $8 $9 $16 $16 $15 $15 $11 $11 $14 $13 $11 $6 $14 $9 $9 $56 $61 $65 $65 $62 $74 $82 $77 $72 $0 $10 $20 $30 $40 $50 $60 $70 $80 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 $ i n m ill io n s Contracted Min Gross Margin Contracted Excess Gross Margin Uncontracted Gross Margin 67% of 1Q21 Basic Gross Margin from Minimum Volume Commitments (MVCs) 2% 4% 49% 45% < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years Duration of Contracts as of 1Q21 (1) 1) Based on percentage of 4Q20 gross margin earned from contracts. Duration excludes automatic renewal at Delek US’ option in future periods. 2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof. Please note that some terms began as early as November 7, 2012. 3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System. 4) Basic gross margin generated from the minimum volume commitment provisions of each contract. 5) Basic gross margin generated by throughput volumes above the minimum volume commitment provision of each contract. 6) Basic gross margin generated by assets without contracts. 7) Reconciliation of basic gross margin to gross margin on page 24. (4) (6)(5)

11 Financial Flexibility and Growing Distributable Cash Flow 1) Reconciliation of EBITDA to Net Income provided on page 24. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation of distributable cash flow to net cash from operating activities on page 23. 3) Last 12 months as of March 31, 2021. Solid Net Income and EBITDA performance $62.8 $69.4 $90.2 $96.8 $159.3 $167.8 $97.3 $115.0 $164.0 $178.9 $245.3 $255.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 $ in m il li o n s Net Income EBITDA (3) $83.0 $85.0 $121.6 $127.0 $207.7 $224.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2016 2017 2018 2019 2020 2021 $ in m il li o n s Distributable Cash Flow DCF supports distribution growth(2) $243 $243 $244 $244 $244 $244 $245 $245 $245 $245 $245 $246 $246 $495 $494 $533 $457 $461 $597 $596 $588 $695 $750 $761 $747 $738 $205 $206 $317 $393 $389 $253 $254 $262 $155 $100 $89 $103 $113 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $ in m il li o n s Revolver Excess Capacity Revolver Borrowings $250 million 6.75% Sr. Notes (net of discount/fees) Financial Flexibility to support continued growth (1) (3)

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1.58x 1.50x 1.41x 1.31x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Avg. 1.08x in 2019 Avg. 1.41x in 2020 12 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 22. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants and disclosed in earnings release filed on form 8-k for each respective period. Distribution per unit has increased thirty-two consecutive times since the IPO (1) Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 Avg. 1.19x in 2018 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 $0.900 $0.905 $0.910 $0.920 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q151Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 1.70x 1.58x 2.28x 2.35x 3.21x 2.69x 2.55x 2.56x 3.02x 3.13x 3.11x 3.49x 3.48x 3.47x 3.72x 3.84x 3.84x 3.90x 3.75x 3.77x 4.58x 4.44x 4.53x 4.08x 4.17x 4.64x 4.62x 4.48x 4.15x 4.05x 3.91x 3.75x 3.66x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21

DKL Asset & Joint Venture Detail

14 Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 80,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines • Delek US is an anchor shipper on both projects

15 Delek US is a major shipper on pipeline; increased crude oil optionality  Increasing by 65,000 bpd to 100,000 bpd following expansion;  Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX  From Longview, TX DKL has access to:  Delek US refining system providing ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third-party pipelines  Increases potential WTI-Brent exposure with l imited cost to the company Longview  Expansion from 150 Kbpd to 235 Kbpd completed during 3Q 2020  Delek US is a major shipper on pipeline; increased crude oil optionality  DKL purchased 33% interest in May 2019  Approx. $128.0 million initial investment; financed with revolver  DKL contributed approximately $17.0 million to the expansion, of which $3.5 million was included in initial investment in May 2019  Expected annualized EBITDA  Expected $13.5 to $15.5 million annualized EBITDA pre- expansion  Increases to $20.0 to $25.0 million annualized EBITDA post- expansion Red River Pipeline JV Midstream: Red River Pipeline Joint Venture

16 Midstream: Big Spring Gathering System Gathering Helps Control Crude Oil Quality and Cost into Refineries Big Spring Gathering System  Approximately 200-mile gathering system  350 Kbpd throughput capacity  >275,000 dedicated acres  Points of origin: Howard, Borden, Martin and Midland counties  Total terminal storage of 650K bbls  Connection to Big Spring, TX terminal  Getting closer to wellhead allows us to control crude quality and cost  Provides improvement in refining performance and cost structure  Drop down to DKL completed in Q1 2020  Gathering increases access to barrels  Creates optionality to place barrels:  Big Spring (local refinery)  Midland  Colorado City (access other refineries)  Wink (to Gulf Coast)  Control quality and blending opportunities Delek Logistics Acquired 1Q20  Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL  MVC 120 Kbpd for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system  CAPEX potential of $33.8 million if requested by DK, matched with MVC providing 12.5% ROR Permian Supply vs. Takeaway Refining Capacity Wink to Webster Gathering Access

Enhancing Our Position In Midstream

Substantial Projected Growth in Consolidated Midstream Cash Flows

Krotz Springs

- Logistics assets associated with Krotz Springs refinery

Wink to Webster Pipeline

- Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs
- Expected return **well above our minimum target IRR threshold of 15%**

Other Midstream Growth Initiatives

- **Slurry Blending-** Exclusive agreement with Baker Hughes utilizing proprietary intellectual property allowing us to meet IMO regulations through blending competencies
- Red River Pipeline JV – **expansion from 150 Kbpd to 235 Kbpd** completed during 3Q 2020
- Delek continues to explore other midstream growth opportunities

Strong EBITDA Growth Profile from Midstream Initiatives



($ in millions)
Delek US announced goal to achieve midstream EBITDA target of $365 million to $395 million by 2023
$256
~$30-$35
~$80-$105
~$365-$395
~$110-$140 million growth opportunity: ~40%-55%
3 Months Ending 12/31/2020 Annualized
Krotz Springs Midstream Assets
Wink to Webster & Other Midstream Growth Initiatives
Total Annual Segment Earnings Potential

DKL EBITDA Growth ($ in millions)



26% CAGR
$97
$115
$164
$179
$245
2016
2017
2018
2019
2020

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Several Visible Pathways for Growth

Focused around developing Permian platform; Growing logistics asset base at sponsor

Ability to Leverage Relationship with Delek US

Midstream Growth Initiatives	• Permian-based refining system with 207,000 bpd of Permian crude access [(1)] • Big Spring Gathering System in the Permian Basin (asset dropped to DKL end of 1Q20) • Wink to Webster long haul crude oil pipelines joint venture investment • Krotz Springs midstream assets
Benefit from Operations	• High utilization rates at refineries support DKL volumes; Potential improvement in throughput capability and/or flexibility at Delek US' refineries can be supported by DKL logistics assets

Financial Flexibility provides ability to be opportunistic to develop platform

Balance Sheet Supportive	• $13.4 million cash & $112.5 million unused credit facility at March 31, 2021 on $850 million revolving credit facility • Leverage ratio was 3.66x [(2)] at end of 1Q21 • Focus on organic growth and supporting coverage after recent drops and IDR simplification
Acquisitions	• Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 • Connects platform to Cushing, Oklahoma into Longview, Texas; increases Delek US crude flexibility
Organic Growth	• Expanded Red River pipeline; Evaluate Paline Pipeline capacity • Focus on incremental improvements in existing asset base
Opportunities	• Delek US' Midstream buildout provides future growth opportunities

Focus on continued distribution growth

Distribution	• Driven by organic growth at DKL and potential increased drop down inventory at sponsor

Delek LOGISTICS

(1) Please see page 5 for additional information related to Delek US' position in the Permian.
(2) Leverage ratio based on LTM EBITDA as defined by credit facility covenants and disclosed in the earnings release filed on form 8-k for each respective period.

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19 2021 Valuation Below Peer EV-to-EBITDA DKL’s financial flexibility and growth initiatives of strong sponsor DK positions it for growth (1) Based on Factset as of May 14, 2021. 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x DKL HEP MPLX PBFX PSXP PAA NS MMP ET EPD EV/EBITDA 2021 2022 21 Avg 22 Avg

Majority of assets support Delek US’ strategically located inland refining system Inflation-indexed fees for most contracts Majority of all margin generated by long term, fee-based contracts with volume minimums Agreements with Delek US related to capex/opex reimbursement Balance sheet positioned to grow with strong sponsor DK Primarily traditional, stable MLP assets with limited commodity price exposure

Appendix

DKL: Reconciliation of Distributable Cash Flow

(dollars in millions, except coverage)	1Q13 [2]	2Q13[2]	3Q13[2]	4Q13	2013 [2]	1Q14 [2]	2Q14[2]	3Q14[2]	4Q14[2]	2014 [2]	1Q15[2]	2Q15	3Q15	4Q15	2015 [2][3]	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities																				
Net cash provided by operating activities	$2.0	$18.7	$19.9	$8.9	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.0)	(0.1)	(0.0)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	0.0	0.0	(0.1)	(0.3)	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	-	-	-	(0.2)	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	12.1	(4.9)	(5.1)	6.3	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments				-																
Maint. & Reg. Capital Expenditures	(1.3)	(1.1)	(1.3)	(1.5)	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.3	0.2	-	0.4	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$13.1	$12.8	$13.4	$13.6	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.39x	1.32x	1.35x	1.33x	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$9.4	$9.7	$9.9	$10.2	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017[3]	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21
Reconciliation of Distributable Cash Flow to net cash from operating activities																					
Net cash provided by operating activities	$23.5	$23.9	$30.5	$13.3	$91.2	$23.7	$28.0	$6.0	$95.3	$153.0	$26.2	$24.1	$34.3	$45.8	$130.4	$34.8	$37.5	$62.3	$58.4	$193.0	$61.7
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-	-	(0.1)	(0.6)	(0.7)	(1.3)	(0.9)	(0.1)	0.6	(0.4)	(0.1)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)	0.0	0.1	0.1	0.2	-	-	-		-	
Changes in assets and liabilities	(3.6)	0.9	(8.5)	10.3	(0.9)	3.7	6.2	28.1	(64.9)	(26.9)	3.2	7.8	3.2	(14.8)	(0.6)	5.6	19.3	(2.5)	1.2	19.8	(10.9)
Non-cash lease expense						-	-	-	-	-	(1.0)	(0.4)	(1.1)	2.4	(0.2)	(2.9)	(0.3)	(1.6)	(3.8)	(6.1)	(2.0)
Distributions from equity method investments				0.8	0.8	0.7		0.3	0.2	1.2	0.8	-	-	-	0.8	0.1	1.6	1.0	0.0	2.7	3.9
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.6)	(7.3)	(0.8)	(1.0)	(3.7)	(2.9)	(8.5)	(0.9)	(0.1)	0.0	(0.5)	(1.3)	(0.5)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	1.1	3.1	0.7	0.7	1.2	3.2	5.8	0.0	0.0	0.0	0.2	0.3	0.4
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$28.0	$33.5	$32.4	$27.6	$121.6	$29.0	$31.2	$33.7	$33.0	$126.9	$35.4	$57.0	$59.1	$55.9	$207.6	$52.5
Distribution Coverage Ratio [1]	0.88x	1.06x	0.97x	0.96x	0.97x	1.17x	1.34x	1.25x	1.02x	1.19x	1.06x	1.08x	1.11x	1.08x	1.08x	1.15x	1.58x	1.50x	1.41x	1.42x	1.31x
Total Distribution [1]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4	$28.9	$30.3	$30.6	$117.3	$30.9	$36.0	$39.3	$39.5	$145.7	$40.0

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

22

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015[2]
Net Revenue	$907.4	$203.5	$236.3	$228.0	$173.3	$841.2	$143.5	$172.1	$165.1	$108.9	$589.7
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)
Depreciation and Amortization											
Contribution Margin	$70.3	$22.8	$30.2	$23.7	$29.3	$106.0	$24.5	$28.8	$29.1	$26.2	$108.6
Operating Expenses (excluding depreciation and amortization presented below)											
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)
Operating Income	$53.2	$16.8	$24.4	$17.5	$22.1	$80.8	$17.1	$21.1	$21.8	$17.9	$77.9
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8
EBITDA:											
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2
Amortization of customer contract intangible assets	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5

	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	$104.1	$111.9	$107.5	$124.7	$448.1
Cost of Sales	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization					
Contribution Margin	$26.8	$30.0	$24.7	$27.2	$108.7
Operating Expenses (excluding depreciation and amortization presented below)					
Depreciation and Amortization	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	0.0	-	($0.0)	$0.0	0.0
Operating Income	$19.0	$22.5	$17.0	$19.2	$77.7
Interest Expense, net	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	$15.4	$18.9	$13.2	$15.3	$62.8
EBITDA:					
Net Income	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible assets	-	-	-	-	-
Interest Expense, net	3.2	3.3	3.4	3.7	13.6
EBITDA	$23.7	$27.1	$22.0	$24.4	$97.3

	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018
Net Revenue	$129.5	$126.8	$130.6	$151.2	$538.1	$167.9	$166.3	$164.1	$159.3	$657.6
Cost of Sales	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)
Operating Expenses (excluding depreciation and amortization presented below)	(10.4)	(10.0)	(10.7)	(12.3)	(43.3)	(12.6)	(14.9)	(14.5)	(15.4)	(57.4)
Depreciation and Amortization								(6.3)	(5.8)	(12.1)
Contribution Margin	$26.5	$31.8	$30.8	$32.8	$121.9	$36.3	$45.3	$37.8	$39.6	$159.1
Operating Expenses (excluding depreciation and amortization presented below)								(0.9)	(0.4)	(1.3)
Depreciation and Amortization	(5.2)	(5.7)	(5.5)	(5.5)	(21.9)	(6.0)	(7.0)	(0.5)	(0.4)	(13.9)
General and Administration Expense	(2.8)	(2.7)	(2.8)	(3.6)	(11.8)	(3.0)	(3.7)	(3.1)	(7.4)	(17.2)
Gain (Loss) on Asset Disposal	0.0	0.0	(0.0)	(0.0)	(0.0)	-	0.1	(0.7)	(0.2)	(0.8)
Operating Income	$18.5	$23.4	$22.6	$23.7	$88.1	$27.3	$34.7	$32.6	$31.1	$125.8
Interest Expense, net	(4.1)	(5.5)	(7.1)	(7.3)	(23.9)	(8.1)	(10.9)	(11.1)	(11.2)	(41.3)
(Loss) Income from Equity Method Invesments	0.2	1.2	1.6	1.9	5.0	0.8	1.9	1.9	1.5	6.2
Other (Expense) Income	-	-	-	-	-	-	-	-	-	-
Income Taxes	(0.1)	(0.1)	(0.2)	0.6	0.2	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2
EBITDA:										
Net Income	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2
Income Taxes	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5
Depreciation and Amortization	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0
Amortization of customer contract intangible assets	-	-	-	-	-	0.6	1.8	1.8	1.8	6.0
Interest Expense, net	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3
EBITDA	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9

	1Q19	2Q19	3Q19	4Q19	2019	1Q20	2Q20	3Q20	4Q20	2020	1Q21
Net Revenue	$152.5	$155.3	$137.6	$138.6	$584.0	$163.4	$117.6	$142.3	$140.1	$563.4	$152.9
Cost of Sales	($96.3)	($93.9)	($72.6)	($73.8)	(336.5)	($101.3)	($43.9)	($60.7)	($63.2)	(269.1)	($81.2)
Operating Expenses (excluding depreciation and amortization presented below)	(15.3)	(16.5)	(17.5)	(22.0)	(71.3)	(14.0)	(11.6)	(13.7)	(14.6)	(53.8)	(13.5)
Depreciation and Amortization	(6.1)	(6.2)	(6.1)	(6.4)	(24.9)	(5.8)	(8.2)	(8.9)	(10.8)	(33.7)	(10.2)
Contribution Margin	$34.8	$38.8	$41.3	$36.4	$151.3	$42.4	$53.9	$59.0	$51.5	$206.7	$48.0
Operating Expenses (excluding depreciation and amortization presented below)	(0.8)	(0.8)	(0.9)	(0.3)	(2.8)	(0.8)	(0.8)	(0.6)	(0.3)	(2.4)	(0.6)
Depreciation and Amortization	(0.5)	(0.5)	(0.5)	(0.5)	(1.8)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)
General and Administration Expense	(4.5)	(5.3)	(5.3)	(5.8)	(20.8)	(6.1)	(4.7)	(6.1)	(5.6)	(22.6)	(4.9)
Gain (Loss) on Asset Disposal	(0.0)	0.0	0.1	(0.1)	(0.0)	0.1	-	-	(0.0)	0.1	0.1
Operating Income	$29.1	$32.3	$34.7	$29.7	$125.8	$35.0	$47.9	$51.7	$45.1	$179.8	$42.2
Interest Expense, net	(11.3)	(11.4)	(12.5)	(12.2)	(47.3)	(11.8)	(10.7)	(10.4)	(10.0)	(42.9)	(9.7)
(Loss) Income from Equity Method Invesments	2.0	4.5	8.4	5.0	19.8	5.6	6.5	4.9	5.8	22.7	4.0
Other (Expense) Income	-	(0.5)	-	(0.1)	(0.6)	-	-	0.1	-	(0.1)	(0.0)
Income Taxes	(0.1)	(0.1)	(0.1)	(0.7)	(1.0)	(1.0)	0.7	(0.2)	(0.2)	(0.2)	(0.2)
Net Income	$19.7	$24.9	$30.5	$21.7	$96.8	$27.8	$44.4	$46.3	$40.7	$159.2	$36.3
EBITDA:											
Net Income	$19.7	$24.9	$30.5	$21.7	$96.8	$27.8	$44.4	$46.3	$40.7	$159.2	$36.3
Income Taxes	0.1	0.1	0.1	0.7	1.0	1.0	(0.7)	(0.2)	0.1	0.2	0.2
Depreciation and Amortization	6.6	6.6	6.6	6.9	26.7	6.3	8.7	9.5	11.3	35.7	10.7
Amortization of customer contract intangible assets	1.8	1.8	1.8	1.8	7.2	1.8	1.8	1.8	1.8	7.2	1.8
Interest Expense, net	11.3	11.4	12.5	12.2	47.3	11.8	10.6	10.4	10.0	42.9	9.7
EBITDA	$39.4	$44.8	$51.5	$43.3	$178.9	$48.7	$64.8	$67.8	$63.9	$245.3	$58.7

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

23

24 DKL: Reconciliation of Basic Gross Margin

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312